UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006
ACCENTURE SCA
(Exact name of Registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	001-49713 (Commission File Number)	98-351796 (I.R.S. Employer Identification No.)
46A, Avenue J.F. Kennedy
L-1855 Luxembourg
(Address of principal executive offices)
Registrant’s telephone number, including area code: (352) 26 42 35 00
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition
     On June 29, 2006, Accenture issued a press release announcing financial results for its third quarter of fiscal year 2006, which fiscal quarter ended on May 31, 2006.
     A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.
Non-GAAP Financial Information
     In the attached press release Accenture discloses the following non-GAAP financial measures:
•	Free cash flow (defined as operating cash flow net of property and equipment additions). Accenture’s management believes that this information provides meaningful additional information regarding the company’s liquidity;

•	Percentage changes in revenues before reimbursements on a local currency basis. Accenture’s management believes that information regarding changes in its revenues before reimbursements that excludes the effect of fluctuations in foreign currency exchange rates facilitates meaningful comparison of its revenues before reimbursements between periods;

•	Information regarding its expenses and income for the three and nine months ended May 31, 2005 and 2006 that reflect adjustments relating to benefits from reductions in reorganization liabilities that were established in connection with Accenture’s transition to a corporation structure. Accenture’s management believes that because these benefits are not reflective of operations, this information enhances understanding of the company’s operating performance; and

•	Information regarding operating income and earnings per share for the three and nine months ended May 31, 2005 that reflects adjustments relating to share-based compensation expense. As of September 1, 2005, Accenture began expensing stock options and employee share purchase plans in accordance with SFAS 123R, and Accenture’s management believes that presentation of this prior-period information enhances understanding as to trends in the company’s operating results.
Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in the press release. While Accenture’s management believes that this non-GAAP financial information is useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     99.1 Press Release of Accenture, dated June 29, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2006	ACCENTURE SCA, represented by its general partner, Accenture Ltd, itself represented by its duly authorized signatory
/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner